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                                                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-93795) of Envision Development Corporation (successor to perfumania.com, inc.) of our report dated April 28, 2000 relating to the financial statements, which appears in this Form 10-K.

Miami, Florida
April 28, 2000